                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                          Date of Report: May 16, 2003
                        (Date of earliest event reported)


                          The Williams Companies, Inc.
                          ----------------------------
               (Exact Name of Registrant as Specified in Charter)



       Delaware                   1-4174                     73-0569878
   ------------------      ------------------------      -------------------
    (State or Other        (Commission File Number)        (IRS Employer
    Jurisdiction of                                      Identification No.)
    Incorporation)



   One Williams Center Tulsa, Oklahoma                              74172
   ------------------------------------------------               ----------
   (Address of Principal Executive Offices)                       (Zip Code)



        Registrant's telephone number, including area code (918) 573-2000





                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets

         On May 16, 2003, The Williams Companies, Inc.("Williams") announced that it completed the sale of its Texas Gas Transmission pipeline to a subsidiary of Loews Corporation for approximately $1.045 billion, which includes approximately $795 million in cash and $250 million in existing Texas Gas debt. The disposition is reflected in the Company's unaudited pro forma financial information filed as part of this report in Item 7.


Item 7.  Financial Statements and Exhibits

     (a)   Not Applicable

     (b)   Pro forma financial information

     The following unaudited pro forma consolidated balance sheet as of March 31, 2003 gives effect to the divestiture of Texas Gas as if it had occurred on March 31, 2003. The following unaudited pro forma consolidated statements of income for the year ended December 31, 2002 and the quarterly period ended March 31, 2003 give effect to the divestiture as if it had occurred on January 1, 2002.

     The pro forma information below is provided for informational purposes only and is not necessarily indicative of what the actual financial position or results of operations of the Company would have been had the transaction actually occurred on the dates indicated, nor does it purport to indicate the future financial position or results of operations of the Company.

                          THE WILLIAMS COMPANIES, INC.
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                           MARCH 31, 2003 (UNAUDITED)


(Dollars in millions, except per-share amounts)


                                                                     Adjustment to
                                                                    remove Texas Gas
                                                    Historical          Balances             Other Adjustments            Pro forma
                                                    ----------      ----------------         -----------------            ---------
ASSETS
Current assets:
  Cash and cash equivalents                         $  1,501.1      $            (.2)        $           795.0(a)         $ 2,295.9
  Restricted cash                                        323.1                    --                                          323.1
  Accounts and notes receivable less
    allowance                                          2,589.4                (164.6)                    109.3(b)           2,534.1
  Inventories                                            383.4                 (13.5)                       --                369.9
  Derivative assets                                    7,772.8                    --                        --              7,772.8
  Margin deposits                                        853.5                    --                        --                853.5
  Assets of discontinued operations                      205.9                    --                        --                205.9
  Deferred income taxes                                  572.9                 (15.2)                     15.2(d)             572.9
  Other current assets and deferred charges              410.3                  (6.3)                       --                404.0
                                                    ----------      ----------------         -----------------            ---------
         Total current assets                         14,612.4                (199.8)                    919.5             15,332.1

Restricted cash                                          216.5                    --                        --                216.5
Investments                                            1,511.0                   (.2)                       --              1,510.8

Property plant and equipment at cost                  19,036.6              (1,264.5)                    109.0(c)          17,881.1
Less accumulated depreciation and depletion           (4,359.5)                216.9                        --             (4,142.6)
                                                    ----------      ----------------         -----------------            ---------
                                                      14,677.1              (1,047.6)                    109.0(c)          13,738.5

Derivative assets                                      2,415.2                    --                        --              2,415.2
Goodwill                                               1,082.5                    --                        --              1,082.5
Assets of discontinued operations                           --                    --                        --                   --
Other assets and deferred charges                        927.6                (155.9)                       --                771.7
                                                    ----------      ----------------         -----------------            ---------
Total assets                                        $ 35,442.3      $       (1,403.5)        $         1,028.5            $35,067.3
                                                    ==========      ================         =================            =========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Notes payable                                     $    967.6      $             --         $              --            $   967.6
  Accounts payable                                     1,927.3                 (16.1)                     15.0(b),(e)       1,926.2
  Accrued liabilities                                  1,377.3                 (83.9)                     39.2(d),(e)       1,332.6
  Liabilities of discontinued operations                 124.4                    --                        --                124.4
  Derivative liabilities                               7,807.5                    --                        --              7,807.5
  Long-term debt due within one year                   2,304.5                    --                        --              2,304.5
                                                    ----------      ----------------         -----------------            ---------
Total current liabilities                             14,508.6                (100.0)                     54.2             14,462.8

Long-term debt                                        10,491.1                (249.7)                                      10,241.4
Deferred income taxes                                  2,799.5                (213.6)                    213.6(d)           2,799.5
Derivative liabilities                                 2,023.0                    --                        --              2,023.0
Other liabilities and deferred income                  1,036.9                 (79.5)                       --                957.4
Contingent liabilities and commitments
Minority interests in consolidated subsidiaries          430.3                    --                        --                430.3

Stockholders' equity:
  Preferred stock                                        271.3                    --                                          271.3
  Common stock                                           520.8                    --                                          520.8
  Capital in excess of par value                       5,186.6                    --                                        5,186.6
  Accumulated deficit                                 (1,710.8)                   --                                       (1,710.8)
  Accumulated other comprehensive loss                   (48.3)                   --                                          (48.3)
  Other                                                  (28.1)                   --                        --                (28.1)
                                                    ----------      ----------------         -----------------            ---------
                                                       4,191.5                    --                                        4,191.5

  Less treasury stock (at cost)                          (38.6)                   --                        --                (38.6)
                                                    ----------      ----------------         -----------------            ---------
Total stockholders' equity                             4,152.9                    --                        --              4,152.9
                                                    ----------      ----------------         -----------------            ---------
Total liabilities and stockholders' equity          $ 35,442.3      $         (642.8)        $           267.8            $35,067.3
                                                    ==========      ================         =================            =========

(a)      Represents net cash proceeds

(b)      Represents the settlement of intercompany receivable/payable.

(c)      Represents the impairment charge recorded in first quarter 2003.

(d) Adjustments for deferred income, ad valorem and other accrued taxes retained by Williams.

(e)      Adjustments for other liabilities that will remain with Williams.

                          THE WILLIAMS COMPANIES, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                    YEAR ENDED DECEMBER 31, 2002 (UNAUDITED)


(Dollars in millions, except per-share amounts)


                                                   Historical     Adjustments (a)         Other Adjustments         Pro forma
                                                   ----------    ------------------       ------------------       ----------
Revenues                                           $  5,608.4    $           (262.0)      $               --       $  5,346.4

Segment costs and expenses:
   Costs and operating expenses                       3,653.5                (105.0)                     4.4(c)       3,552.9
   Selling, general & administrative expenses           723.9                 (45.7)                      --            678.2
   Other expense - net                                  297.4                    .5                       --            297.9
                                                   ----------    ------------------       ------------------       ----------
Total segment costs and expenses                      4,674.8                (150.2)                     4.4          4,529.0
General corporate expenses                              142.8                  (6.6)                     6.6(d)         142.8
                                                   ----------    ------------------       ------------------       ----------
Total operating income                                  790.8                (105.2)                   (11.0)           674.6
Interest accrued                                     (1,229.5)                 21.4                       --         (1,208.1)
Interest capitalized                                     29.0                   (.9)                      --             28.1
Interest rate swap loss                                (124.2)                   --                       --           (124.2)
Investing loss                                         (109.7)                 (1.5)(e)                   --           (111.2)
Minority interest in income and preferred
  returns of consolidated subsidiaries                  (79.3)                   --                       --            (79.3)
Other income - net                                       26.4                  (2.1)                      --             24.3
                                                   ----------    ------------------       ------------------       ----------
Loss from continuing operations before income
  taxes and cumulative effect of change in
  accounting principles                                (696.5)                (88.3)                   (11.0)          (795.8)
Benefit for income taxes                               (195.0)                (34.8)(b)                 (4.3)(b)       (234.1)
                                                   ----------    ------------------       ------------------       ----------
Loss from continuing operations                    $   (501.5)   $            (53.5)      $             (6.7)      $   (561.7)
                                                   ==========    ==================       ==================       ==========

Loss per share from continuing operations:
    Basic                                          $    (1.14)                                                     $    (1.26)
    Diluted                                        $    (1.14)                                                     $    (1.26)

Basic weighted-average shares (thousands)             516,793                                                         516,793
Diluted weighted-average shares (thousands)           516,793                                                         516,793




(a) Adjustments in this column represent Texas Gas' results to be removed from Williams.

(b)      Income taxes calculated using 39.4 percent rate.

(c) Adjustments relate to intercompany revenues of Texas Gas that were previously eliminated.

(d) General corporate expenses allocated to Texas Gas will not necessarily be directly impacted as a result of the sale of Texas Gas, therefore, these expenses are assumed to remain with Williams.

(e)      Adjustment represents intercompany interest income of Texas Gas.

                          THE WILLIAMS COMPANIES, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                  THREE MONTHS ENDED MARCH 31, 2003 (UNAUDITED)


(Dollars in millions, except per-share amounts)


                                                  Historical      Adjustments (a)          Other Adjustments         Pro forma
                                                  ----------     ------------------        ------------------        ----------
Revenues                                          $  5,360.2     $            (83.0)       $               .2(c)     $  5,277.4

Segment costs and expenses:
   Costs and operating expenses                      4,847.7                  (25.0)                      1.3(c)        4,824.0
   Selling, general & administrative expenses          149.4                   (6.9)                       --             142.5
   Other expense - net                                 113.1                     .2                    (109.0)(d)           4.3
                                                  ----------     ------------------        ------------------        ----------
Total segment costs and expenses                     5,110.2                  (31.7)                   (107.7)          4,970.8
General corporate expenses                              22.9                   (1.1)                      1.1(e)           22.9
                                                  ----------     ------------------        ------------------        ----------
Total operating income                                 227.1                  (50.2)                    106.8             283.7
Interest accrued                                      (372.8)                   5.0                        --            (367.8)
Interest capitalized                                    12.1                    (.2)                       --              11.9
Interest rate swap loss                                 (2.8)                    --                        --              (2.8)
Investing income                                        48.0                   (1.2)(f)                    --              46.8
Minority interest in income of consolidated
  subsidiaries                                         (16.1)                    --                        --             (16.1)
Other income - net                                      22.5                    (.5)                       --              22.0
                                                  ----------     ------------------        ------------------        ----------
Loss from continuing operations before income
  taxes and cumulative effect of change in
  accounting principles                                (82.0)                 (47.1)                    106.8             (22.3)
Benefit for income taxes                               (24.3)                 (18.6)(b)                  42.1(b)            (.8)
                                                  ----------     ------------------        ------------------        ----------
Loss from continuing operations                   $    (57.7)    $            (28.5)       $             64.7        $    (21.5)
                                                  ==========     ==================        ==================        ==========

Loss per share from continuing operations:
    Basic                                         $     (.13)                                                        $     (.05)
    Diluted                                       $     (.13)                                                        $     (.05)

Basic weighted-average shares (thousands)            517,652                                                            517,652
Diluted weighted-average shares (thousands)          517,652                                                            517,652




(a) Adjustments in this column represent Texas Gas' results to be removed from Williams.

(b)      Income taxes calculated using 39.4 percent rate.

(c) Adjustments relate to intercompany revenues of Texas Gas (other companies' costs) that were previously eliminated.

(d) Represents the impairment charge recorded in the first quarter of 2003 related to Texas Gas.

(e) General corporate expenses allocated to Texas Gas will not necessarily be directly impacted as a result of the sale of Texas Gas, therefore, these expenses are assumed to remain with Williams.

(f)      Adjustment represents intercompany interest income of Texas Gas.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        The Williams Companies, Inc.



Date: May 22, 2003                      /s/ Brian K. Shore
                                        ----------------------------
                                        Name: Brian K. Shore
                                        Title: Corporate Secretary